EXHIBIT 10.23

Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm if publicly disclosed. [***] had been inserted in the text below to identify where information has been redacted.

FIRST AMENDMENT TO REFORMED MASTER SERVICES AGREEMENT

This First Amendment (“First Amendment”), effective as of December 9, 2019 (the “First Amendment Effective Date”), amends the Reformed Master Services Agreement (“Agreement”) by and between Alarm.com Incorporated (“Alarm.com”), a Delaware corporation with its principal place of business at 8281 Greensboro Drive, Suite 100, McLean, Virginia 22102, and ADT LLC, a Delaware limited liability company with a principal place of business at 1501 Yamato Road, Boca Raton, FL 33431 (collectively with its Affiliates, “ADT”), dated as of August 19, 2016. Except as otherwise provided herein, all other provisions of the Agreement shall remain in full force and effect.

1.	Exclusivity. Sections 3.6 and 3.7 of the Agreement are hereby replaced with the following:

3.6    Subject to and conditioned upon Alarm.com achieving Parity (as defined in Section 3.11 of Schedule 6) by the end of the third year of the Initial Term and for so long as Alarm.com maintains Parity thereafter, ADT shall exclusively use the Alarm.com Services for all of ADT's professionally installed residential interactive security, automation and video service offerings (for existing and new customers with those services) for the Initial Term; provided that this exclusivity shall not extend to (i) ADT Canopy; (ii) ADT’s acquisition of any customer account already using a platform other than the Alarm.com Services; and (iii) professionally installed New Entrant products as set forth in Sections 3.6.1—3.6.4 below:

3.6.1    The parties recognize that ADT may, in its sole discretion, decide to engage in new business opportunities to grow its monitoring business by offering its brand and central station monitoring services to one or more product companies who are new entrants into the industry (the “New Entrants”) and who plan to sell their product via retail and web‐based channels for self‐installation by the consumer. These New Entrants may offer their products with their own residential interactive security, automation and video service software platform which is similar to the software platform offered by Alarm.com and that for each new customer these New Entrants create for service with an ADT monitoring offering, ADT may be obligated to create a new customer which uses the New Entrant’s hardware product and software platform.

3.6.2    ADT will use commercially reasonable efforts to generate new account volume through its non‐professionally installed channels using these New Entrant products. However, if ADT wishes to professionally install the products and software of such New Entrants, ADT will do so under the terms set forth in Section 3.6.

3.6.3    Subject to ADT’s use of commercially reasonable efforts under Section 3.6.2 to use non‐professionally installed channels for New Entrant products having such software platforms, Alarm.com shall waive the exclusivity provision of Section 3.6 for up to [***] professionally installed accounts by ADT per fiscal quarter for such New Entrants. Such waiver does not apply for the professional installation of other platforms provided by traditional suppliers who are not a New Entrant and party to a joint business agreement with ADT such as set forth in Section 3.6.1.

3.6.4    While the exclusivity under Section 3.6 is otherwise in effect, should ADT activate more than such [***] professionally installed accounts in any given fiscal quarter with a platform other than Alarm.com, the parties will calculate the number of installations above [***] in each fiscal quarter (these installations shall be called the “Fee Eligible Incremental Installations”); and ADT shall be obligated to pay Alarm.com for each Fee Eligible Incremental Installation at the same monthly rate ADT would have paid Alarm.com if such accounts had been installed with the equivalent service tier provided by Alarm.com pursuant to the pricing set forth in Section 4 of Schedule 7. As examples, if a new Fee Eligible Incremental Installation includes video services or automation services, then the rate shall be
$[***]/month for the life of the account; and if a new Fee Eligible Incremental Installation includes interactive security but not home automation devices or video services, then the rate shall be $[***]/month for the life of the account. For the avoidance of doubt, ADT will not be obligated to pay Alarm.com either a [***] or a [***] for Fee Eligible Incremental Installations. Alarm.com shall invoice monthly for each Fee Eligible Incremental Installation beginning on the last day of the fiscal quarter in which the account was created and shall invoice monthly thereafter. When, and if necessary, the parties shall work together in good faith to establish and automate reasonable and efficient accounting of such Fee Eligible Incremental Installations such that Alarm.com can invoice accurately and promptly each month for such accounts.

3.6.5    While exclusivity under Section 3.6 is in effect, ADT agrees not to actively market such New Entrant products and software as a substitute for professional installation by ADT of a system using the Alarm.com Services.

3.7    [***] to Section [***] of Schedule [***], Alarm.com shall not, either during the Term or after termination of this Agreement, enforce any patent that is presently or hereafter owned by, controlled by, or exclusively licensed to Alarm.com, against ADT, its Affiliates, ADT Dealers, and/or its Subscribers for making or having made, using, selling or importing (i) any technology and/or service used with ADT Canopy or (ii) any ADT offering of its brand and central station monitoring services with a New Entrant, or against any Supporting Canopy Partner to the extent such technology and/or service is used by ADT to provide ADT Canopy or against New Entrants to the extent their products are used with any ADT offering of its brand and central station monitoring services ("Canopy Covenant Against Enforcement"); provided however that the Canopy Covenant Against Enforcement shall terminate if Alarm.com terminates this Agreement under Section 1.3 of Schedule 4. For clarity, the Canopy Covenant Against Enforcement shall not preclude Alarm.com from pursuing a claim of infringement against any third party, provided that such claim of infringement does not extend to any technology, product, or service provided by ADT for ADT Canopy or any ADT offering of its brand and central station monitoring services and Alarm.com will not seek to enjoin any technology, product, or service provided by ADT for ADT Canopy or any ADT offering of its brand and central station monitoring pursuant to the immediately preceding sentence. For the avoidance of doubt, this section 3.7 is not intended by the parties to provide an explicit license from Alarm.com to ADT for third party companies, technologies or platforms that ADT may acquire from time to time.

2.	Hosting. Sections 2.1, 2.2 and 2.4 of Schedule 3 are hereby replaced with the following:

2.1    Hosting Location. Except for the Connect Platform and software supporting it (which shall remain hosted by ADT unless and until otherwise mutually agreed) and except as provided for in Section 2.2 below, the Alarm.com Services provided to ADT hereunder and all ADT Data (as defined in Exhibit B to Schedule 3), will be exclusively hosted from the servers located at Alarm.com’s NOC’s located at [***] and [***] Alarm.com shall not cause nor allow the Alarm.com Services provided to ADT hereunder or the ADT Data to be moved to, operated from, or hosted from any other facility without obtaining ADT’s prior written consent, such consent not to be unreasonably withheld or delayed. If Alarm.com desires to make such a change, Alarm.com shall notify ADT at least ninety (90) days in advance and in writing and allow the applicable ADT Personnel to perform a security review (which may, at a minimum, include the items described in the Security Requirements Schedule set forth in Exhibit B hereto) of the proposed replacement facility. ADT shall have the right to reject any change to the hosting facility or its location based on a good faith determination by ADT that the new facility does not provide security at least equal to the security provided by the current facility, it being understood that ADT shall not unreasonably withhold or delay consent to Alarm.com’s proposed change of hosting facility provided that such proposed change of hosting facility will have no negative impact on the agreed upon Service Level Agreement (described in Exhibit A) and any such change will be at no additional cost to ADT.

2.2    ADT Specific Environment. At ADT's direction and convenience, Alarm.com will help create a dedicated ADT Network Operations Center ("ADT NOC") along with a second dedicated ADT Network Operations Center ("ADT Failover NOC") that will mirror the ADT NOC for additional redundancy. The ADT NOC and ADT Failover NOC will, at ADT’s sole discretion, be hosted on servers located at (i) Alarm.com’s NOC as specified in Section 2.1 above, (ii) [***], (iii) [***] (subject to commercially reasonable review by Alarm.com of the proposed operating environment); or (iv) [***] as determined by ADT subject to Alarm.com’s consent, which shall not be unreasonably withheld. For the avoidance of doubt, the license granted to ADT by Alarm.com under Section 3.1 of the Agreement includes the operation and support of the Alarm.com Services through the ADT NOC and ADT Failover NOC. ADT will initiate the ADT NOC deployment by sending a written request to Alarm.com (the "NOC Standup Request") when it is prepared to capitalize the development of an additional dedicated ADT NOC or NOCs depending upon the redundancy requirements. Alarm.com will complete the NOC standup activity within [***] of receiving the ADT NOC Standup Request. Once the ADT NOC's are in operation, Alarm.com will take all commercially reasonable steps to ensure (and in any event will not interfere with) ADT's virtual and physical access to, and operation of, the ADT NOC or ADT Failover NOC at any time during the Term and the period of the Transition Services. In the event ADT elects to operate the ADT NOC or ADT Failover NOC, Alarm.com shall be relieved from a support obligation under this Schedule 3 to perform a specific function in regard thereto to the extent that ADT has agreed to accept the responsibility for performing such function (for example, if ADT has agreed to be responsible for operating the NOC networking infrastructure, then Alarm.com would not be obligated to manage such operation). Alarm.com shall nevertheless remain responsible for its obligations under this Schedule 3 and the Agreement for all aspects of the ADT NOC and ADT Failover NOC not under such control of ADT (including, but not limited to support of, and product development for, the Alarm.com Services).

2.4     Costs for ADT Specific Environment. The costs associated in building the ADT NOC and ADT Failover NOC will be borne by ADT. This would include costs for acquiring equipment, software licenses, and all other components required to clone the Alarm.com system at the time of replication and costs for running the instance including any incremental additional facilities, network, power and other operational costs due to the ADT NOC's. Alarm.com will license its software to the ADT NOC and ADT Failover NOC free of any additional charges with such license fees covered in the monthly Fees per Subscriber that Alarm.com charges ADT pursuant to Schedule 2. Alarm.com will incur additional labor costs for initially building and then operating and maintaining the ADT NOC and potentially the ADT Failover NOC. Exact costs may vary through time and as the configuration evolves and some software license costs may be shared with the ADT Failover NOC if this is also erected. Alarm.com will charge ADT an initial fee for the incremental additional labor costs Alarm.com incurs due to setting up and running the ADT NOC's at the then prevailing mutually agreed rates at which Alarm.com performs custom work for ADT, which shall be no higher than applicable industry standards. There may be material costs to stand up an ADT NOC and ADT Failover NOC. To reduce such costs, all software and hardware installed in the ADT NOC or ADT Failover NOC will be identical to the software and hardware installed in Alarm.com’s own NOCs unless acquiring such hardware or software is not commercially reasonable, in which case the parties shall mutually agree on which hardware and software to acquire and install in the ADT NOC and ADT Failover NOC. If, pursuant to 2.2 (ii) or 2.2 (iii) of Schedule 3, ADT requests that the ADT NOC and ADT Failover NOCs be operated in either [***], then ADT will ensure that Alarm.com personnel have the same access to such data center as ADT personnel. To minimize risk to the performance of the Alarm.com Services to ADT’s Subscribers or undue cost to either ADT or Alarm.com for standing up the ADT NOC or ADT Failover NOC, the transition of Subscribers to the ADT NOC shall be commensurate with the transition of ADT Subscribers to an ADT or third party platform as provided for in Section 7.2 of the Agreement.

The costs incurred by ADT for hosting the Alarm.com Services at the ADT NOC and ADT Failover NOC shall be reflected in the following pricing, which shall replace the pricing set forth in Schedule 2 for each new Subscriber activated on the Alarm.com Services hosted at the ADT NOC and each Subscriber transitioned over to the ADT NOC (beginning the month after the Subscriber is transitioned):

ADT Monthly Fee Per U.S. Subscriber[1]
Item	Price
Subscriber Fee: a per month fee for each Subscriber using the Alarm.com Services, which is [***] and [***] (except as mutually agreed for [***] and [***] under Section 3.2 of Schedule 6 of the Agreement), for Alarm.com's [***] (including [***]), and for ADT's use of [***] for accessing the Alarm.com Services, such as the [***], and [***]. 2

Interactive (Tier 1)	$[***]
Interactive + Automation (Tier 2)	$[***]
Interactive + Control Video (Tier 2.5)	$[***]
Interactive + Automation + Control Video (Tier 3)	$[***]

1 The service offerings listed here are the same as those set forth in Schedule 2, at the revised pricing. The remaining service offerings set forth in Schedule 2 (Interactive Gold, Commercial, Commercial Plus, Property Management – Automation Only, Property Management – Security, and all Additional Services which are not included or bundled into the Tier 1, Tier 2, Tier 2.5, or Tier 3 offerings), shall also be available for the Alarm.com Services hosted at the ADT NOC, at the pricing set forth in Schedule 2 (subject to note 2 regarding the Network Service Fees). For the avoidance of doubt, [***] is already included in the Tier 2.5 and Tier 3 pricing so will not be separately charged as an Additional Service if used in the ADT NOC.

2 When an existing Subscriber is migrated to (or a new Subscriber is activated on) the ADT NOC, the [***] will be [***], who will [***]. Therefore, the [***] and [***] with [***] will not [***] on the ADT NOC. For the avoidance of doubt, the above Subscriber Fees also include the use of all components of the Alarm.com Services covered by the [***], and [***] set forth in Schedule 2.

3.	Subscriber Fees. The pricing chart set forth in Section 3 of Schedule 2 shall be restated in its entirety as follows.

The prices set forth below, excluding [***] are only available for Subscriber accounts located in the United States activated on or after [***] the first day of financial quarter in which [***] (the “Eligible Accounts”). For example, if [***], then the first day of the financial quarter would be [***], and the [***] such that all accounts activated on or after [***] would be Eligible Accounts. The Eligible Accounts shall be billed at the rates set forth in the chart below effective as of the first day of the financial quarter (e.g. October 1st, January 1st, April 1st, or July 1st) in which [***] (the “New Pricing Effective Date”). As an example, if [***], then the New Pricing Effective Date would be [***]. In addition, all [***] in the United States [***] on or after [***] shall be [***]. For the avoidance of doubt, all [***] other than the [***] shall be [***] for the life of the account, and the [***] shall only [***] on the [***].

ADT Monthly Fee Per U.S. Subscriber
Based on Average Monthly Account Creation Rate
	< [***]	[***] ‐ [***]	[***]‐ [***]	[***] ‐ [***]	[***] ‐ [***]	> [***]
Control Platform & Network Pricing	A	B	C	D	E	F
Base Platform Fee ¹	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Base WSF Platform Fee ¹	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Network Services Fee ²	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Network Services Fee [***]²	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]

Control Application Services Pricing	A	B	C	D	E	F
Wireless Signal Forwarding⁴	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Interactive⁵ (Tier 1)	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Interactive + Automation7 (Tier 2)	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Interactive + Control Video8 (Tier 2.5V)	[***]	[***]	[***]	[***]	[***]	$[***]
Interactive + Automation + Control Video8 (Tier 3)	[***]	[***]	[***]	[***]	[***]	$[***]
Interactive Gold9	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Commercial10	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Commercial Plus11	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Property Management – Automation Only12	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Property Management ‐ Security13	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
One Time Connection Fee	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]

Alarm.com Application Services Pricing	A	B	C	D	E	F
Wireless Signal Forwarding1, 2, 4	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Interactive1, 2, 5	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Interactive + Automation1, 2, 5, 6	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Interactive + Basic Pro Video1, 2, 5, 16	[***]	[***]	[***]	[***]	[***]	$[***]

Interactive + Automation + Basic Pro Video1, 2, 5, 6, 16	[***]	[***]	[***]	[***]	[***]	$[***]
Interactive Gold1, 2, 9	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Commercial 1, 2, 10	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Commercial Plus 1, 2, 11	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Property Management – Automation Only1, 2, 12	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Property Management – Security 1, 2, 13	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***] Network Services Fee Upcharge²	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
One Time Connection Fee	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]

Additional Services Pricing (Any Application) ¹³	A	B	C	D	E	F
Property Management Software Integrations15	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Basic Pro Video 16	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Pro Video 3,000 w/ Analytics 17	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Video 24x7 18	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Video Expansion Packs 19	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Pro Video 3,000 w/Analytics Tier 3 upgrade	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Basic Doorbell w/ Clips 20	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Standalone Doorbell w/ Live View 22	[***]	[***]	[***]	[***]	[***]	$[***]
Smarter Access Control 23	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Access Control Doors 24	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]

Certain of Alarm.com’s Fees to ADT will be billed based on the application used to interact with the Alarm.com Services by their Subscribers. The Alarm.com Application is considered the default Alarm.com offering in use by existing Alarm.com service providers. The Control Application is the custom ADT application that Alarm.com has built for ADT on the Alarm.com backend, and from time to time may include ADT Custom Products not used by other Alarm.com service providers. For the avoidance of doubt, the Control Application Services Pricing applies to Eligible Accounts activated on the Control Application, effective on the New Pricing Effective Date. ADT or ADT Dealers may also choose, at ADT’s discretion, to selectively deploy the Alarm.com Application and the Alarm.com Application Services Pricing shall apply to Eligible Accounts created with the Alarm.com Application, effective on the New Pricing Effective Date.
¹ The Base Platform Fee is charged to all Subscriber accounts using the Control Application (with the exceptions noted below in Wireless Signal Forwarding, and except for standalone video or doorbell only customers for the Additional Services listed in the table above, or Smarter Access Control customers who may be using the Control Application) and includes Alarm.com's license for certain base components of the software platform which apply to all Subscribers regardless of service plan and the charges for hosting and application management services, charges for redundancies inherent in the platform such as redundant Network Operations Centers (NOCs), charges for the message processing and load balancing application engine, charges for Alarm.com’s indemnification obligations under Section 8.1 of the Agreement, charges for support services such as training and phone supports, charges for the knowledge base portal content and access and other base pieces of the platform infrastructure.
² The Network Services Fee is for Alarm.com's management of the communications network used to service the Subscribers, including any third‐party charges related to such network (for example: the charges of cellular services that Alarm.com procures from cellular carriers) and the charges for Alarm.com to provide support related to the network, and for Alarm.com to supervise and report on such networks. For accounts with security alerting features or central station monitoring, a cellular or dual‐path installation is strongly recommended. However, ADT may create broadband‐only path accounts. Alarm.com has represented that its support costs and business risks are higher with such accounts, such that they will be charged the same Network Services Fee as cellular path and dual‐path accounts such that the Network Services Fee is the same regardless of the communication path chosen. The Network Services Fee is charged for all Subscribers using a Control Application except for Smarter Access Control or standalone video or doorbell customers for the Additional Services listed in the table above. For the avoidance of doubt, the

Network Services Fee applies when either a security control panel or a smart hub (e.g. a z‐wave or zigbee hub) is used to enable smart property automation or security monitoring. The Network Services Fee shall increase by $[***] when the subscriber's location is in [***]. For both Control Application Subscribers and Alarm.com Application Subscribers, any Subscriber account enrolled in [***] with [***] will incur an additional Network Services Fee equal to the [***] Network Services Fee Upcharge in the table above (note: [***] may require an approved [***] radio and dedicated [***] SIM card). For the avoidance of doubt, the Network Services Fee contained in this First Amendment assumes that ADT uses the [***] network on no less than [***] of new Subscriber accounts from the First Amendment Effective Date forward (however, this assumption has no impact on fees).
³ In addition to the Base Platform Fee and the Network Services Fee, each Subscriber using a Control Application will incur a service Fee that correlates to the service plan selected by ADT for such Subscriber as set forth in the table above (e.g. Wireless Signal Forwarding, Interactive, Commercial, etc.). Such service Fees cover all charges related to the deployment of user feature capabilities to the end‐customer, as well as the deployment of business feature capabilities to ADT such as the business intelligence services, the MobileTech application, dealer site portal, AirFX, and other parts of the software application infrastructure. Some of these services are described in more detail in the following notes.
⁴ Wireless Signal Forwarding includes Daily Supervision, AirFX, Dialer Delay Crash & Smash and forwarding basic signals to the central station (Alarms, Troubles, Cancels). In Column F, for example, Wireless Signal Forwarding with the Alarm.com Application is $[***], and with the Control Application is $[***] (consisting of the Base Platform Fee, the Network Services Fee, and the Wireless Signal Forwarding Software Fee). Alarm.com will enable Wireless Signal Forwarding with the [***] with a Base Platform Fee of $[***]. These accounts will be supported by MobileTech and business intelligence services and will benefit from enterprise integrations as well as technical support from Alarm.com. However, such Subscriber accounts will not be covered by Alarm.com’s indemnification obligations in Section 8.1 of the Agreement.
⁵ Interactive includes Wireless Signal Forwarding, Two‐Way Voice, Daily Supervision, Geo‐Services, Crash and Smash protection, permission‐based logins, searchable 60‐day history, Mobile App access, Remote Arm/Disarm, Remote User Code management, Sensor Left Open notifications, No Show alerts, Sensor Activity Monitoring and notifications on up to 50 sensors, [***], and Arming Reminders.
6 Automation includes Severe Weather Alerts, artificial intelligence derived Insights Engine Unexpected Activity Alerts, Garage Door Integration, Audio and Voice Assistant integration, Lights, Locks, and Thermostats.
7 Interactive + Automation includes all features in Interactive plus Severe Weather Alerts, artificial intelligence derived Insights Engine Unexpected Activity Alerts, Garage Door Integration, Audio and Voice Assistant integration, Lights, Locks, and Thermostats.
8 Interactive + Automation + Control Video (Tier 3) includes all features in Interactive + Automation as well as 1,000 clips of cloud storage with 1,000 clips/month bandwidth, across up to four cameras deployed at a single site. Also available, at [***], is Interactive + Control Video (Tier 2.5V), which includes all features of Interactive as well as 1,000 clips of cloud storage with 1,000 clips/month bandwidth, across up to four cameras deployed at a single site. If a Doorbell camera is installed and the site has four or fewer cameras inclusive of the doorbell camera, then service for the Doorbell camera is included in these plans. All Tier 3 and Tier 2.5V ADT Control application Subscriber accounts activated on or after the New Pricing Effective Date will include [***] per Subscriber site to enable an [***], and [***], and the pricing for up to [***] per Subscriber site shall be [***]. For all Subscriber accounts activated prior to the New Pricing Effective Date, the existing billed prices shall remain in effect.
9 Interactive Gold includes all features in Interactive + Automation, plus Weather to the Panel, Water Management, as well as support for image capture on alarm events by the Alarm.com Image Sensor or image capture on arm, disarm, and alarm events by a control panel camera with forty image uploads per month available for non‐alarm events. Alarm‐triggered uploads count towards this limit but are not subject to it. (Hardware requirements apply).
10 Commercial enables Subscribers to control their security system remotely and stay aware of activity in their business and includes all key components of Interactive, plus Commercial Reporting, Business Hours and Open/Close Notifications. Multi‐site management is available through the Enterprise Security Console. The Fee for Commercial already includes the Smarter Access Control base fee, which will not be separately charged.

11 Commercial Plus includes all Commercial features and adds control for additional devices, increased awareness and opportunities for energy saving.
Commercial Automation – Automate the security system and other devices that protect a business. Includes Arming Schedules, Water Management, Locks and Commercial Garage Doors.
Commercial Energy Management – Automate savings and control costs. Includes Thermostats, Lights, Energy Monitoring, Irrigation Control, Audio integration and Enterprise Energy (manage thermostats across multiple locations).
Enhanced Awareness – Stay informed of normal activity, artificial intelligence based detection of unexpected activity and the absence of expected activity. Includes Images ‐ Plus and Inactivity Alerts (sensor left closed).

12 Property Management – Automation Only provides tenants with the ability to manage Lights, Locks, and Thermostats, receive notifications on and monitor up to 50 sensors, and receive daily Weather to the Panel and Severe Weather alerts. Multi‐site management is available to property managers through the Enterprise Security Console. Property Management service packages do not support Image Sensor or Video functionality due to privacy considerations between property managers and tenants. The Property Management services, which are for multi‐unit dwellings and not part of ADT’s residential offerings, will be provided by PointCentral, LLC, a wholly‐owned subsidiary of Alarm.com (“PointCentral”). For purposes of accessing and managing the Property Management services, ADT will be required to use a separate administrative portal to manage the accounts using the Property Management services. All of the PointCentral Services provided by PointCentral to ADT shall be provided hereunder as an Alarm.com Services, and the PointCentral Services and Purchase Agreement between ADT and PointCentral dated May 3, 2019 is hereby terminated as of the First Amendment Effective Date by mutual agreement of the parties.

13 Property Management – Security includes all of the features of Property Management – Automation Only, as well as security functionality such as Panel Code Management, Remote Arming and Disarming, Central Station Integration, and Wireless 2‐Way Voice. The Property Management services will be provided by PointCentral. For purposes of accessing and managing the Property Management services, ADT will be required to use a separate administrative portal to manage the accounts using the Property Management services.
14 These features can be used as additions to Control Application and Alarm.com Application packages, and in some cases on a standalone basis as well, regardless of application.

15 Property Management Software Integrations enables automated data synching and pre‐built workflows within several industry‐leading Property Management Software systems to gain seamless access to enterprise smart home automation functionality and enhanced operations on a single platform. Specific integration functionality varies by partner.

16 Basic Pro Video includes 1,000 clips of storage with 1,000 clips/month bandwidth, across up to 4 cameras.

17 Pro Video 3,000 With Analytics includes 3,000 clips of storage with 3,000 clips/month bandwidth across up to 4 cameras, alerts for object detection (people, vehicles, and animals) with enhanced notifications, video tripwire recording, and activity zone recording. Requires a compatible camera. Tier 3 accounts with a compatible camera can be upgraded to include Pro Video 3,000 with Analytics for an incremental charge

18 Video 24x7 enables support for the Stream Video Recorder.

19 Video Expansion Packs add an additional 5,000 clips of storage and 5,000 clips/month bandwidth, and support for up to 4 additional cameras.

20 Basic Doorbell w/ Clips provides support for 1 doorbell camera and 400 clips of storage with 400 clips/month bandwidth. Available as an add‐on or as a standalone package.

21 Video Clip Upload, Bandwidth, Storage and Fees. If a Control application Subscriber account with [***] cameras generates more than [***] clips, then Alarm.com at its discretion, may throttle the further upload of clips from that account such that Alarm.com is able to manage the overall vitality of its NOC operations for all Subscribers and proactively maintain safeguards to prevent camera‐driven malicious denial‐of‐service attacks. Further, Alarm.com will report to ADT when a subscriber account is excessively uploading video clips such that proactive measures can be taken to improve that subscribers experience. Accounts with [***] cameras shall require a paid Video Expansion Pack to enable support for additional cameras. Alarm.com represents that currently, of all ADT customer accounts who have been activated with video expansion packages, only [***] of such customer accounts have more than four cameras. The parties recognize that the allocation of large amounts of clip uploads and clips storage to user accounts is not intended to encourage excessive clip generation by each subscriber. The parties will work together to drive user experiences and installation and configuration experiences that result in users having an optimal experience. This footnote on clip upload and storage limits, and number of cameras per account, shall govern the allocations of clip uploads and storage and cameras to ADT Control application Subscriber accounts to the extent that footnote is in conflict with any of the other pricing footnotes in this Section 3.

22 Standalone Doorbell w/ Live View is [***] to [***] in [***]. Alarm.com will charge a $[***] fee when [***], which includes the [***] and [***] for a doorbell camera for up to [***] with [***]. After [***], Alarm.com shall have the right to charge ADT $[***] for each account, or otherwise terminate this service for that account. ADT will provide all installation and networking support that is outside of the Alarm.com Services. Alarm.com will have the right to [***] for new accounts on 120 days’ notice to ADT, with any such termination not impacting service to existing already created accounts. If any custom user interface is required to support this service plan, the work will be performed pursuant to the provisions of Section 3.2 of Schedule 6 relating to ADT Custom Products. Additionally, the Standalone Doorbell w/ Live View plan will [***] if ADT is [***], or alternatively, the [***] in Section 8 and 9 below of this First Amendment are [***].

23 Smarter Access Control can be installed as a standalone system or as an integrated solution with Alarm.com’s intrusion and video offerings. With powerful user management software, remote door control, and scan‐to‐add card serial detection, customers can easily manage complicated access control and intrusion setups. These features and more are all available through Alarm.com’s user‐friendly website and app. This Smarter Access Control Fee is a base fee required to support an Access Control system on a standalone basis (this fee is included in the Commercial and Commercial Plus Fees, and will not be separately charged), and each door is subject to a separate fee.

24 Access Control Doors are a per door fee, regardless of whether used on standalone basis or with a commercial or property management package.

4.
Garage Door Integration. For all accounts activated on or after the First Amendment Effective Date, for any service plan that enables Garage Door Integration, the following additional charges shall apply when using a garage door controller from [***] or [***]: Interactive + Automation = $[***]/month; all other service plans = $[***]/month. Alarm.com shall not charge an incremental fee for garage door control when using the Interactive Gold service plan or when using a Z‐ wave garage controller.

5.	Volume [***]. Section 6.2 of the Agreement is hereby replaced with the following:

ADT shall pay Alarm.com the monthly service charge set forth in Schedule 2, Section 3, or Schedule 7 (for the Connect Platform) for each Subscriber using or having access to Alarm.com Services, beginning on the date on which such Subscriber's account for Alarm.com Services is activated. If, in any quarter, ADT creates more than [***] gross new Subscribers for Alarm.com Services other than [***] with [***], or any [***] service plan only (“Qualifying Subscribers”), and the total number of Qualifying Subscribers exceeds [***], then ADT will be entitled to [***] for Alarm.com Services [***] during [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Subscribers for Alarm.com Services, and the total number of Qualifying Subscribers exceeds [***], then ADT will be entitled to [***] for Alarm.com Services [***] in [***]. If, in any quarter ADT creates more than [***] gross new Qualifying Subscribers for the Alarm.com Services and the total number of Qualifying Subscribers exceeds [***], then ADT will be entitled to [***] for Alarm.com Services [***] in [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Subscribers for the Alarm.com Services, and the total number of Qualifying Subscribers for Alarm.com Services exceeds [***], then ADT will be entitled to [***] for Alarm.com Services [***] in [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Subscribers for the Alarm.com Services, and the total number of Qualifying Subscribers for Alarm.com Services exceeds [***], then ADT will be entitled to [***] for Alarm.com Services [***] in [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Subscribers for the Alarm.com Services, and the total number of Qualifying Subscribers for Alarm.com Services exceeds [***], then ADT will be entitled to [***] for Alarm.com Services [***] in [***]. For the avoidance of doubt, all Subscribers that are created and subscribed to [***] shall be excluded from the quarterly production thresholds, the total Qualifying Subscriber counts, and will not be [***]. The [***] recited above are also provided in the table below:

ADT Monthly [***] Tiers
Based on Number of Qualifying Subscribers
	[***]	[***]	[***]	[***]	[***]	[***]
[***] Percentage	[***]%	[***]%	[***]%	[***]%	[***]%	[***]%

6.
Additional Volume [***]. ADT will also receive [***] from Alarm.com in addition to [***] earned in Section 5 above. If, in any quarter, ADT creates more than [***] gross new Subscribers using the Commercial or Commercial Plus service plans (“Qualifying Commercial Subscribers”), and the total number of Qualifying Commercial Subscribers exceeds [***], then ADT will be entitled to [***] during [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Commercial Subscribers for Alarm.com Services, and the total number of Qualifying Commercial Subscribers exceeds [***], then ADT will be entitled to [***] during [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Commercial Subscribers for Alarm.com Services, and the total number of Qualifying Commercial Subscribers exceeds [***], then ADT will be entitled to [***] during [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Commercial Subscribers for Alarm.com Services, and the total number of Qualifying Commercial Subscribers exceeds [***], then ADT will be entitled to [***] during [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Commercial Subscribers for Alarm.com Services, and the total number of Qualifying Commercial Subscribers exceeds [***], then ADT will be entitled to [***] during [***]. If, in any quarter, ADT creates more than [***] gross new Qualifying Commercial Subscribers for Alarm.com Services, and the total number of Qualifying Commercial Subscribers exceeds [***], then ADT will be entitled to [***] during [***].

It is intended that this [***] allows ADT to benefit from the scale of the residential business while also gaining additional scale benefits as it grows its Small Business and Commercial business. As a purely hypothetical example, if in a given quarter ADT had more than [***] Qualifying Subscribers total of which [***] Qualifying Subscribers were also Qualifying Commercial Subscribers, and ADT originated [***] Qualifying Subscribers of which [***] were also Qualifying Commercial Subscribers, then ADT would first benefit from [***] (making the [***] of a Commercial plan Qualifying Subscriber [***]). ADT would then also benefit from [***]. In this example, the [***] would be [***] so the [***] of the Qualifying Commercial Accounts will be [***]. For the avoidance of doubt, it is possible that ADT may not qualify for column F pricing on the Commercial plans, but may still qualify for the [***] (example: ADT creates a total of [***] new Subscribers in a Quarter of which [***] are Qualifying Commercial Accounts, and ADT has [***] or more total Qualifying Commercial Subscribers). For the further avoidance of doubt, it is also possible that ADT may qualify for the [***] while not qualifying for the [***] (example: ADT has [***] total Subscribers of which [***] are Commercial accounts and ADT created [***] accounts during the Quarter of which [***] are Qualifying Commercial Accounts.) The [***] recited above are also provided in the table below:
***] ADT Monthly [***] for Commercial Plans

[***] ADT Monthly [***] for Commercial Plans
Based on Number of Qualifying Commercial Subscribers
	[***]	[***]	[***]	[***]	[***]	[***]
[***] Percentage	[***]%	[***]%	[***]%	[***]%	[***]%	[***]%

7.
[***]. During each calendar year of the Term beginning on January 1, 2020, Alarm.com will [***] ADT for up to $[***] by ADT that is designed and intended to [***] that ADT [***], such as [***]. The parties will work together in good faith to identify in advance which [***] will be eligible [***]. ADT will [***] Alarm.com written [***] as soon as practical after [***], but in any event all [***] shall be made within 15 days after the end of the fiscal quarter in which [***].

8.
[***] for Platform Shift. In consideration of ADT shifting the creation of new Subscriber accounts from the legacy Connect Pulse platform to the Alarm.com platform, the [***] shall be [***] using [***] of the [***] (irrespective of [***]).

9.
[***] for Percent of Business. The [***] in the [***] above were negotiated in good faith with ADT. However, Alarm.com wishes to [***] for ADT, and offer ADT [***] if ADT [***] of its [***], including [***] to Alarm.com.

10.
[***] for ADT through [***]. The parties have been negotiating this agreement throughout 2019 and ADT [***] during that period. Alarm.com and ADT agree that [***] to ADT by Alarm.com for ADT [***] prior to the execution of this Amendment is [***] and Alarm.com will [***] ADT within [***] days of the First Amendment Effective Date.

11.
Primary Focus shifts to Falcor Platform. Section 3.11 of Schedule 6 of the Agreement shall be modified regarding Alarm.com’s obligations to make the Connect Platform on Parity with the Alarm.com platform by adding the following:

a.
Obligations and Shared Goals Related to the Connect‐Based Pulse Platform. It is critical to both Alarm.com and ADT that the recurring revenues and customer goodwill associated with existing Connect‐based Pulse subscribers be fully retained. As such, Alarm.com shall continue to make material R&D investments into the Connect Platform to a) enhance the capabilities and features of the Connect Platform; b) strengthen the reliability and performance of the Connect Platform; and c) maintain the Connect Platform such that it is current with modern consumer‐facing interfaces by either 1) supporting the ADT user interface development team with APIs and other assistance as they develop and enhance the user interfaces for Pulse, or 2) by taking direction from ADT and then developing and maintaining the Pulse user interfaces with Alarm.com engineering resources.

b.
Roadmap discussions for the Connect Platform. In addition to the SLA requirements for the Connect Platform as covered in Exhibit A to Schedule 3 of the Agreement, Alarm.com shall have at least two formal meetings annually with key stakeholders at ADT (such as the head of marketing and the CIO) to discuss and seek consensus on the development plan and priorities for the Connect Platform. Such formal reviews shall include a presentation of proposed 3 month, 6 month, and 12 month objectives for development of Connect‐based Pulse. Upon the approval of the ADT stakeholders, Alarm.com shall execute upon the development objectives as established between Alarm.com and the relevant ADT stakeholders, without compromising the SLA requirements which govern uptime. If at any point, the ADT stakeholders conclude that Alarm.com is materially underinvesting in the Connect Platform, then ADT may escalate this concern by providing written notice to Alarm.com’s CEO and Chief Product Officer (CPO), which notice shall express the feature and/or capability domains in which the ADT Stakeholders believe the Connect‐based Pulse platform is unacceptably lagging. Upon receipt of a notice, Alarm.com shall have [***] business days to collaborate with the ADT Stakeholders, and present a remediation plan. Such remediation plan shall require that Alarm.com address the areas stipulated by the ADT stakeholders in the notice within [***] days.

c.
Failure to Execute Remediation Plan. If Alarm.com fails to execute upon the remediation plan, then ADT may provide written notice to Alarm.com’s CEO regarding this failure to remediate, which notice shall outline the areas of functional deficiency that ADT reasonably believes constitute underinvestment by Alarm.com. Notwithstanding the cure periods set forth in Sections 1.3 and 1.4 of Schedule 4, Alarm.com shall have an additional [***] days to substantially complete the remediation plan under this Section 3.11 by making improvements to the Connect‐based Pulse platform that satisfy the shortcomings expressed in the notice. If after such [***] day period Alarm.com shall fail to substantially complete the remediation plan, then Section 3.6 of the Agreement (which specifies exclusivity period) shall become null and void from that date that is [***] days following the notice from ADT.

d.
Commensurate Level of Investment. The parties recognize that the level of investment in the Connect‐based Pulse platform shall be commensurate with the number of subscribers on such platform. If, hypothetically, there are more than [***] subscribers on the Connect Platform, then the level of investment shall be significantly higher than if there are [***] subscribers on the platform.

12.
Support Allocation. In addition to the provisions of Schedule 3 of the Agreement, the parties agree that Alarm.com will support ADT US at least as it already supports ADT Canada, Protection One, and Vintage Security. Such support shall include training services, including online training, live support, special project support (such as required on business data reporting), and the allocation of technical account management (TAM) resources without additional charges. ADT will provide Tier 1 Support and Tier 2 Support to its customers and technicians, and Alarm.com shall provide Tier 3 Support to ADT’s support team. ADT technician support personnel who currently support the field installations and ongoing service of the ADT Pulse system will be trained to support the field installations and ongoing support of the Alarm.com Services, including the Alarm.com Services which may present an ADT Pulse user interface. For the avoidance of doubt, such support allocation shall not apply to Standalone Doorbell w/ Live View accounts.

13.
Firmware Upgrade Costs. For each Subscriber requiring a cellular over‐the‐air (OTA) control panel firmware upgrade (other than the Alarm.com firmware residing on the control panel), Alarm.com will charge ADT [***] above the carrier charges already incorporated into the Network Services Fee plus a $[***] per panel/per OTA service charge. The cellular OTA fee will be assessed upon a successful firmware upgrade and charged on ADT’s next monthly service invoice from Alarm.com. Should the panel firmware be upgraded over wifi or Ethernet it will be [***]. For the avoidance of doubt, secondary touchscreens cannot be upgraded via cellular OTA.

14.
EnergyHub Demand Response Program. ADT shall be pre‐authorized by EnergyHub, Inc. (“EnergyHub”) and eligible for an incentive for its customers using a certified connected thermostat, including the Alarm.com thermostat, with the Alarm.com Services. For each customer that ADT enrolls in an EnergyHub demand response program (“EnergyHub Program”), where the customer participates subject to the terms and conditions of such EnergyHub Program during any given [***], then ADT shall receive [***] per enrolled customer [***], to be [***] to ADT by Alarm.com at the end of each [***]. For the avoidance of doubt, any ADT customer with a connected thermostat using the Alarm.com Services is eligible to be enrolled in an EnergyHub Program, where geographically available, regardless of when such ADT customer’s account was originally created with Alarm.com. For the further avoidance of doubt, [***] are [***] for the EnergyHub program as [***].

15.
Ecosystem Products. Alarm.com shall use commercially reasonable efforts to enable ADT to use all products compatible with Alarm.com Services in North America. ADT shall use commercially reasonable efforts to promptly notify Alarm.com as to any [***] with [***] for [***].

16.
Confidential Pricing. The parties acknowledge and agree that all pricing and related provisions in this First Amendment are highly Confidential Information, and, subject to Section 10.7 of the Agreement, neither party shall disclose any pricing related information set forth in this First Amendment or the Agreement without the prior written consent of the other party, except to the extent necessary as part of a sale to an acquirer of all of its assets, business or stock, or to a successor by merger or consolidation. In the event of any other sale of Alarm.com enabled accounts by ADT, the pricing set forth in the acquiring entity’s agreement with Alarm.com shall prevail for such accounts, and not the pricing in this First Amendment or Agreement.

17.
Qualifying Transaction. The definition of Qualifying Transaction in Section 5 of Schedule 2 of the Agreement shall be modified to [***] accounts purchased in any Bulk Account Acquisition from another entity within a [***] period. By way of example, if in [***] ADT purchases [***] accounts from Dealer A, and then again purchases [***] additional accounts from Dealer A in [***], it will be considered a Bulk Account Acquisition of [***] accounts. Furthermore, the definition of Bulk Account Acquisition in the Agreement is hereby deleted and amended as follows:

“’Bulk Account Acquisition” shall mean ADT’s acquisition of a group of accounts for Alarm.com Services from any entity that is an Alarm.com Dealer, excluding any ADT Dealers as of the First Amendment Effective Date, (either directly or through acquisition of such entity itself), which accounts become Subscribers under this Agreement and subject to the pricing terms set forth in Schedule 2, as amended.”

18.
Ecosystem Component Costs. Section 6 of Schedule 2 of the Agreement shall be amended and restated in its entirety as follows: The following equipment will be available for ADT to purchase from Alarm.com directly. ADT Dealers may purchase equipment from Alarm.com directly at prices negotiated between Alarm.com and such ADT Dealer, or via distribution at rates agreed upon between the distributor and ADT Dealer. Any applicable tariffs, import charges, or related charges will be billed separately to ADT on a pass‐through basis. ADT currently uses its own shipping account for all product purchased from Alarm.com. In the event ADT wishes for Alarm.com to be responsible for shipping then Alarm.com will work in good faith with ADT to establish reasonable Alarm.com shipping rates.

Commercial Access Control Hardware	Price
Two Door Controller	$[***]
Two Door Controller w/ Power Supply	$[***]
Two Door Controller w/ Enclosure Kit	$[***]
Single Door Expansion Board	$[***]
Two Door Expansion Board	$[***]

Video Product Prices	Price
Indoor Wireless IP Camera w/ Night Vision (V522IR)	$[***]
Outdoor Wireless IP Camera with Night Vision (V723W)	$[***]
PoE Mini Bullet Camera with 4mm lens (VC725)	$[***]
PoE Dome Camera with 2.8mm lens (VC825)	$[***]
Skybell Doorbell Camera (HD)	$[***]
Skybell Slim Line Doorbell Camera	$[***]
180 Degree HD Camera w/ Enhanced Zoom and Two‐Way Audio (V622)	$[***]
Alarm.com Stream Video Recorder (500GB SVR122)	$[***]
Alarm.com Stream Video Recorder (1TB SVR122)	$[***]
CSVR126 ‐ 2T (16 Channel)	$[***]
CSVR126 ‐ 6T (16 Channel)	$[***]
CSVR126 ‐ 12T (16 Channel)	$[***]

Communications Modules Pricing	Price
System Enhancement Module and Gateway ‐ PowerSeries LTE	$[***]
System Enhancement Module and Gateway ‐ Vista LTE	$[***]
Concord 4 VoLTE Module and Gateway Kit	$[***]
NX LTE Module and Gateway Kit	$[***]
Simon XT/Xti VoLTE Module	$[***]

Alarm.com Thermostat & Image Sensor Pricing	Price
Image Sensor (Any Version)	$[***]
Alarm.com Smart Thermostat v1.0	$[***]
Custom Branded Alarm.com Smart Thermostat v1.0	$[***]
Alarm.com Smart Thermostat v2.0	$[***]
Custom Branded Alarm.com Smart Thermostat v2.0	$[***]

19.	Forecasting and Supply Chain Management.

a.	Non‐Binding Forecast. On a monthly basis, ADT shall provide Alarm.com with a non‐binding rolling forecast of Products for the following 12 months. This forecast will be provided at the SKU level.

b.
Excess and Obsolete Inventory. Alarm.com may, but not more than once every three (3) months, submit a report of any E&O Inventory with respect to any Products included in a forecast but not purchased by ADT during the immediately preceding three (3) month period. Alarm.com will provide ADT with reasonable supporting documentation to justify the value of any such E&O Inventory. As used herein, the term “E&O Inventory” means (i) any customized component of a Product (including [***] and [***]) ordered or manufactured within the lead time window reasonably required to meet ADT’s forecast and (ii) any Long Lead Time Component of a Product ordered within the lead time window reasonably required to meet ADT’s forecast that is not reasonably expected by ADT to have any forward‐looking demand beyond one hundred eighty (180) days.

c.	E&O Inventory Management Process.

i.	Alarm.com and ADT will meet at least quarterly to discuss the status of any E&O Inventory.

ii.
Alarm.com will use commercially reasonable efforts to minimize the amount of E&O Inventory, including working with its supplier base and other channels; provided, however, that Alarm.com shall not [***] any [***] to [***] without ADT’s prior written consent.

iii.
Within one month of the First Amendment Effective Date, Alarm.com will provide ADT with a list of long lead time components for the Products (“Long Lead Time Components”), including their corresponding order lead times. Alarm.com may update the list of Long Lead Time Components quarterly or as new Products are added to the list of Products under the Agreement.

iv.	Based on the above, Alarm.com and ADT will agree on an amount of “E&O Inventory” that ADT will be liable for and the transaction to be used to compensate the Alarm.com.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives.

ALARM.COM INCORPORATED	ADT LLC

Signature: /s/ Steve Trundle____________	Signature: /s/ Rich Rot________________

Name: Steve Trundle_________________	Name: Rich Rot_____________________

Title: CEO__________________________	Title: SVP Business Operations_________

Date: 12/9/2019_____________________	Date: 12/9/2019_____________________